United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

EasyLink Services International Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34446	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

6025 The Corners Parkway, Suite 100

Norcross, Georgia 30092

(Address of Principal Executive Offices)

(Zip Code)

(678) 533-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 21, 2012, EasyLink Services International Corporation (the “Company”) issued a press release announcing that the Company and Open Text Corporation (“Open Text”) received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for the proposed acquisition by merger of the Company by Open Text and Epic Acquisition Sub Inc., an indirect wholly-owned subsidiary of Open Text. Expiration of the waiting period satisfies one of the conditions to Open Text’s acquisition of the Company. The closing of the proposed acquisition of the Company remains subject to the approval of the Company’s stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated May 21, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: May 22, 2012

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 21, 2012.

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